UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
 (Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2014

Mallinckrodt public limited company

(Exact name of registrant as specified in its charter)

Ireland	001-35803	98-1088325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Damastown, Mulhuddart
Dublin 15, Ireland
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  +353 1 880-8180

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

This Form 8-K/A of Mallinckrodt plc ("the Company"), which is furnished on May 16, 2014, amends the Current Report on Form 8-K reporting, amongst other things, the completion of the Company's previously announced acquisition of Cadence Pharmaceuticals, Inc. ("Cadence"), which was originally furnished to the Securities and Exchange Commission on March 19, 2014. This Form 8-K/A is being furnished for the sole purpose of providing the financial statements and pro forma financial information required by Items 9.01(a)(1) and 9.01(b)(1) of Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited balance sheets of Cadence as of December 31, 2013 and December 31, 2012, and the related statements of operations, comprehensive loss, stockholders' equity and cash flows for each of the years ended December 31, 2013, December 31, 2012 and December 31, 2011, the Notes to the Financial Statements and the Report of Independent Registered Public Accounting Firm as filed are exhibit 99.1 to this Form 8-K/A and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The following unaudited pro forma condensed combined financial information of the Company, giving effect to the acquisition of Cadence, is included in Exhibit 99.2:

•	Unaudited Pro Forma Condensed Combined Statement of Income for the year ended September 27, 2013;

•	Unaudited Pro Forma Condensed Combined Statement of Income for the three months ended December 27, 2013;

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of December 27, 2013; and

•	Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

(d) Exhibits.

Exhibit No.	Exhibit
23.1	Consent of Ernst & Young LLP.
99.1
Audited balance sheets of Cadence Pharmaceuticals as of December 31, 2013 and December 31, 2012 and the related statements of operations, comprehensive loss, stockholders' equity and cash flows for each of the years ended December 31, 2013, December 31, 2012 and December 31, 2011, and the notes related thereto (incorporated by reference to Part II, Item 8 of Cadence Pharmaceutical, Inc.'s Annual Report on Form 10-K, filed on February 28, 2014).

99.2	Unaudited Pro Forma Condensed Combined Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MALLINCKRODT PUBLIC LIMITED COMPANY
(registrant)

Date:	May 16, 2014	By:	/s/ Matthew K. Harbaugh
Matthew K. Harbaugh
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
23.1	Consent of Ernst & Young LLP.
99.1
Audited balance sheets of Cadence Pharmaceuticals as of December 31, 2013 and December 31, 2012 and the related statements of operations, comprehensive loss, stockholders' equity and cash flows for each of the years ended December 31, 2013, December 31, 2012 and December 31, 2011, and the notes related thereto (incorporated by reference to Part II, Item 8 of Cadence Pharmaceutical, Inc.'s Annual Report on Form 10-K, filed on February 28, 2014).

99.2	Unaudited Pro Forma Condensed Combined Financial Information.